SCHEDULE 14A INFORMATION

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CLEARWATER PAPER CORPORATION

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Your Vote Counts! CLEARWATER PAPER CORPORATION 2021 Annual Meeting Vote by May 16, 2021 11:59 PM ET CLEARWATER PAPER CORPORATION 601 W. RIVERSIDE AVENUE SUITE 1100 SPOKANE, WA 99201 D39735-Z79336-P51552 You invested in CLEARWATER PAPER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report/10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 17, 2021 9:00 AM, PDT 601 W. Riverside Ave. Spokane, WA 99201 *Please check the meeting materials for any special requirements for meeting attendance. You can register to attend the annual meeting virtually at https://register.proxypush.com/CLW. Stockholders attending virtually will not be able to vote their shares at the meeting. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. John J. Corkrean FOR 1b. Arsen S. Kitch FOR 1c. Alexander Toeldte FOR 2. Ratification of the appointment of KPMG, LLP as the Company independent registered public accounting firm for 2021. FOR 3. Advisory vote to approve named executive officer compensation. FOR NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D39736-Z79336-P51552